Exhibit 99.1

Elastic Reports Strong Third Quarter Fiscal 2022 Financial Results

Q3 Revenue of $223.9 million, Up 43% year-over-year
Q3 Elastic Cloud Revenue of $80.4 million, Up 79% year-over-year

MOUNTAIN VIEW, Calif., March 3, 2022--(BUSINESS WIRE)-- Elastic (NYSE: ESTC) (“Elastic”), the company behind Elasticsearch and the Elastic Stack, announced strong results for its third quarter of fiscal 2022 (ended January 31, 2022).

Third Quarter Fiscal 2022 Financial Highlights

•Total revenue was $223.9 million, an increase of 43% year-over-year, as reported and on a constant currency basis
•Elastic Cloud revenue was $80.4 million, an increase of 79% year-over-year, or 80% on a constant currency basis
•GAAP operating loss was $45.8 million; GAAP operating margin was -20%
•Non-GAAP operating profit was $0.2 million; non-GAAP operating margin was 0%
•GAAP net loss per share was $0.61; non-GAAP loss per share was $0.12
•Operating cash flow was $5.1 million with adjusted free cash flow of $15.8 million
•Cash and cash equivalents were $864.4 million as of January 31, 2022

"We delivered another record quarter and exceeded our revenue expectations, fueled by increasing consumption trends in Elastic Cloud. Our cloud business grew 79% year-over-year and now accounts for 36% of total revenue,” said Ash Kulkarni, CEO, Elastic. “I look forward to us executing against the large and growing market opportunity ahead of us, particularly in cloud. I am confident that our demonstrated success, combined with the relevance of our solutions, enables us to capture this sizeable opportunity.”

Third Quarter Fiscal 2022 Key Metrics and Recent Business Highlights

Key Customer Metrics
•Total subscription customer count was over 17,900, compared to over 17,000 in Q2 FY22, and over 13,800 in Q3 FY21
•Total customer count with Annual Contract Value (ACV) greater than $100,000 was over 890, compared to over 830 in Q2 FY22, and over 670 in Q3 FY21
•Net Expansion Rate was slightly above Q2 FY22 and just below 130%

Business Highlights

Cloud Momentum
•Delivered a more simplified Elastic Cloud on AWS onboarding and trial experience and expanded cloud-native AWS integrations which include AWS FireLens, Amazon S3 Storage Lens, the Elastic Serverless Forwarder in the AWS Serverless Application Repository, Elastic and AWS Web Application Firewall, and the Elastic and AWS Network Firewall

Product Innovations
•Announced Elastic 8.0 with major enhancements to Elasticsearch’s vector search capabilities, new native support for modern natural language processing models, increasingly simplified data onboarding, and a streamlined security experience

•Announced Elastic 7.16 with new features enabling simplified data ingestion into the Elastic Search Platform, including dozens of prebuilt Elastic Agent data integrations, and observability tooling for continuous integration and continuous delivery (CI/CD) pipelines

Community Momentum
•Hosted the second annual Elastic Community Conference with 2,000+ global attendees participating in more than 60 sessions

Financial Outlook

The Company is providing the following guidance:

For the fourth quarter of fiscal 2022 (ending April 30, 2022):

•Total revenue is expected to be between $230 million and $232 million
•Non-GAAP operating margin is expected to be between -5.5% and -4.5%
•Non-GAAP net loss per share is expected to be between $0.24 and $0.20, assuming between 93.1 million and 94.1 million weighted average ordinary shares outstanding

For fiscal 2022 (ending April 30, 2022):

•Total revenue is expected to be between $853 million and $855 million
•Non-GAAP operating margin is expected to be between -0.4% and -0.2%
•Non-GAAP net loss per share is expected to be between $0.42 and $0.38, assuming between 92.0 million and 93.0 million weighted average ordinary shares outstanding

See the section titled “Forward-Looking Statements” below for information on the factors that could cause our actual results to differ materially. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, many of the costs and expenses that may be incurred in the future. These items necessary to reconcile such non-GAAP measures could be material and have a significant impact on the Company’s results computed in accordance with GAAP.

Conference Call and Webcast

Elastic’s executive management team will host a conference call today at 2:00 p.m. PT/5:00 p.m. ET to discuss the Company’s financial results and business outlook. A live audio webcast of the conference call will be available through Elastic’s Investor Relations website at ir.elastic.co. Slides will accompany the webcast. The replay of the webcast and slides will be available for two months.

About Elastic

Elastic is a search company built on a free and open heritage. Anyone can use Elastic products and solutions to get started quickly and frictionlessly. Elastic offers three solutions for enterprise search, observability, and security, built on one technology stack that can be deployed anywhere. From finding documents to monitoring infrastructure to hunting for threats, Elastic makes data usable in real time and at scale. Founded in 2012, Elastic is a distributed company with Elasticians around the globe. Learn more at elastic.co.

Elastic and associated marks are trademarks or registered trademarks of Elastic N.V. and its subsidiaries. All other company and product names may be trademarks of their respective owners.

Use of Non-GAAP Financial Measures

Reconciliations of non-GAAP financial measures to Elastic’s financial results as determined in accordance with U.S. GAAP are included at the end of this press release following the accompanying financial data. For a description of these non-GAAP financial measures, including the reasons management uses each measure, please see the section of this press release titled “About Non-GAAP Financial Measures.”

Forward-Looking Statements

This press release contains forward-looking statements that involve substantial risk and uncertainties, which include, but are not limited to, statements regarding our expected financial results for the fiscal quarter and the fiscal year ending April 30, 2022, our expectations regarding demand for our products and solutions and our future revenue, our assessments of the strength of our solutions and products, the expected performance or benefits of our offerings, our expectations regarding market and growth opportunities and our ability to address those opportunities, our expectations regarding the growth and adoption of our Elastic Cloud offering, and the expected benefits of our investments. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Our expectations and beliefs in light of currently available information regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements due to uncertainties, risks, and changes in circumstances, including but not limited to those related to: our future financial performance, including our expectations regarding our revenue, cost of revenue, gross profit or gross margin, operating expenses (which include changes in sales and marketing, research and development and general and administrative expenses), and our ability to achieve and maintain future profitability; our ability to continue to deliver and improve our offerings and develop new offerings, including security-related product and Elastic Cloud offerings; customer acceptance and purchase of our existing offerings and new offerings, including the expansion and adoption of our Elastic Cloud offerings; our inability to realize value from investments in the business, including R&D investments and strategic transactions; our ability to maintain and expand our user and customer base; the impact of the COVID-19 pandemic, including any variants, on the macroeconomic environment, on our business, operations, hiring and financial results, and on businesses of our customers and partners, including their spending priorities, the effect of lockdowns, restrictions and new regulations; the impact of our licensing model on the use and adoption of our software; the impact of foreign currency exchange rate and interest rate fluctuations on our results; our international expansion strategy; our operating results and cash flows; our beliefs and objectives for future operations; the sufficiency of our capital resources; our ability to successfully execute our go-to-market strategy, including by expanding our relationships with our partners, and expand in our existing markets and into new markets, and our ability to forecast customer retention and expansion; and general market, political, economic and business conditions.

Any additional or unforeseen effect from the COVID-19 pandemic may exacerbate these risks. Additional risks and uncertainties that could cause actual outcomes and results to differ materially are included in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the fiscal year ended April 30, 2021 and any subsequent reports filed with the SEC. SEC filings are available on the Investor Relations section of Elastic’s website at ir.elastic.co and the SEC’s website at www.sec.gov. Elastic assumes no obligation to, and does not currently intend to, update any such forward-looking statements, except as required by law.

Contact Information

Janice Oh
Elastic Investor Relations
ir@elastic.co

Lisa Boughner
Elastic Corporate Communications
lisa.boughner@elastic.co

Elastic N.V.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(amounts in thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended January 31,		Nine Months Ended January 31,
	2022	2021	2022	2021
Revenue
License - self-managed	$20,119	$15,280	$54,457	$45,673
Subscription - self-managed and SaaS	189,495	131,969	522,599	357,127
Total subscription revenue	209,614	147,249	577,056	402,800
Professional services	14,330	9,866	45,963	28,079
Total revenue	223,944	157,115	623,019	430,879
Cost of revenue
Cost of license - self-managed	501	346	1,242	1,039
Cost of subscription - self-managed and SaaS	47,076	31,426	126,097	86,464
Total cost of revenue - subscription	47,577	31,772	127,339	87,503
Cost of professional services	13,707	10,196	37,491	27,744
Total cost of revenue	61,284	41,968	164,830	115,247
Gross profit	162,660	115,147	458,189	315,632
Operating expenses
Research and development	71,749	51,400	194,894	143,766
Sales and marketing	105,069	71,087	288,055	191,712
General and administrative	31,691	27,121	89,298	72,555
Total operating expenses	208,509	149,608	572,247	408,033
Operating loss	(45,849)	(34,461)	(114,058)	(92,401)
Other income (expense), net
Interest expense	(6,175)	(65)	(14,327)	(78)
Other income (expense), net	(861)	(2,312)	(509)	8,502
Loss before income taxes	(52,885)	(36,838)	(128,894)	(83,977)
Provision for income taxes	3,841	1,136	9,344	2,156
Net loss	$(56,726)	$(37,974)	$(138,238)	$(86,133)
Net loss per share attributable to ordinary shareholders, basic and diluted	$(0.61)	$(0.43)	$(1.50)	$(1.00)
Weighted-average shares used to compute net loss per share attributable to ordinary shareholders, basic and diluted	93,015,185	88,341,038	92,140,919	86,296,028

Elastic N.V.
CONDENSED CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except share and per share amounts)
(Unaudited)

	As of January 31, 2022	As of April 30, 2021
Assets
Current assets:
Cash and cash equivalents	$864,363	$400,814
Restricted cash	3,928	2,894
Accounts receivable, net of allowance for credit losses of $2,729 and $2,344 as of January 31, 2022 and April 30, 2021, respectively	146,218	160,415
Deferred contract acquisition costs	38,938	36,089
Prepaid expenses and other current assets	39,405	37,002
Total current assets	1,092,852	637,214
Property and equipment, net	6,739	8,881
Goodwill	304,155	198,851
Operating lease right-of-use assets	21,454	25,464
Intangible assets, net	49,948	36,286
Deferred contract acquisition costs, non-current	62,980	50,263
Deferred tax assets	3,765	3,697
Other assets	17,403	12,516
Total assets	$1,559,296	$973,172
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$21,792	$7,248
Accrued expenses and other liabilities	42,110	28,909
Accrued compensation and benefits	56,181	52,525
Operating lease liabilities	8,983	8,528
Deferred revenue	362,287	352,805
Total current liabilities	491,353	450,015
Deferred revenue, non-current	33,395	44,895
Long-term debt, net	566,271	—
Operating lease liabilities, non-current	14,879	19,649
Other liabilities, non-current	21,089	7,782
Total liabilities	1,126,987	522,341
Commitments and contingencies
Shareholders’ equity:
Convertible preference shares, €0.01 par value; 165,000,000 shares authorized, 0 shares issued and outstanding as of January 31, 2022 and April 30, 2021	—	—
Ordinary shares, par value €0.01 per share: 165,000,000 shares authorized; 93,420,927 and 90,533,985 shares issued and outstanding as of January 31, 2022 and April 30, 2021, respectively	982	948
Treasury stock	(369)	(369)
Additional paid-in capital	1,197,570	1,071,675
Accumulated other comprehensive loss	(14,318)	(8,105)
Accumulated deficit	(751,556)	(613,318)
Total shareholders’ equity	432,309	450,831
Total liabilities and shareholders’ equity	$1,559,296	$973,172

Elastic N.V.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(amounts in thousands)
(Unaudited)

	Three Months Ended January 31,		Nine Months Ended January 31,
	2022	2021	2022	2021
Cash flows from operating activities
Net loss	$(56,726)	$(37,974)	$(138,238)	$(86,133)
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization	5,233	4,290	14,558	12,856
Amortization of deferred contract acquisition costs	14,803	10,282	43,373	28,455
Amortization of debt issuance costs	247	—	554	—
Non-cash operating lease cost	2,417	1,822	6,259	5,256
Stock-based compensation expense, net of amounts capitalized	37,393	25,227	96,971	65,305
Deferred income taxes	30	(2)	(219)	(288)
Foreign currency transaction (gain) loss	1,703	1,461	1,707	(9,463)
Other	—	22	98	11
Changes in operating assets and liabilities:
Accounts receivable, net	9,282	15,183	9,801	15,246
Deferred contract acquisition costs	(21,957)	(16,740)	(61,234)	(54,612)
Prepaid expenses and other current assets	(4,868)	3,717	(2,650)	4,817
Other assets	2,534	1,197	(803)	5,237
Accounts payable	3,967	(3,683)	14,452	(6,321)
Accrued expenses and other liabilities	820	2,757	17,539	1,696
Accrued compensation and benefits	863	(5,168)	4,686	(5,859)
Operating lease liabilities	(2,455)	(1,867)	(6,438)	(5,402)
Deferred revenue	11,768	18,877	8,306	53,309
Net cash provided by operating activities	5,054	19,401	8,722	24,110
Cash flows from investing activities
Purchases of property and equipment	(236)	(1,076)	(987)	(2,732)
Capitalization of internal-use software costs	(1,514)	—	(4,227)	—
Business acquisitions, net of cash acquired	(11,750)	—	(119,854)	—
Other	—	—	—	1,320
Net cash used in investing activities	(13,500)	(1,076)	(125,068)	(1,412)
Cash flows from financing activities
Proceeds from the issuance of senior notes	—	—	575,000	—
Proceeds from issuance of ordinary shares upon exercise of stock options	6,709	22,324	27,540	67,554
Payments of debt issuance costs	(49)	—	(9,283)	—
Net cash provided by financing activities	6,660	22,324	593,257	67,554
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(8,921)	3,529	(12,328)	5,848
Net increase (decrease) in cash, cash equivalents, and restricted cash	(10,707)	44,178	464,583	96,100
Cash, cash equivalents, and restricted cash, beginning of period	878,998	351,311	403,708	299,389
Cash, cash equivalents, and restricted cash, end of period	$868,291	$395,489	$868,291	$395,489

Elastic N.V.
REVENUE BY TYPE
(amounts in thousands, except percentages)
(Unaudited)

	Three Months Ended January 31,				Nine Months Ended January 31,
	2022		2021		2022		2021
	Amount	% of Total Revenue	Amount	% of Total Revenue	Amount	% of Total Revenue	Amount	% of Total Revenue
Elastic Cloud	$80,402	36%	$44,929	29%	$210,963	34%	$114,984	27%
Other subscription	129,212	58%	102,320	65%	366,093	59%	287,816	66%
Total subscription revenue	209,614	94%	147,249	94%	577,056	93%	402,800	93%
Professional services	14,330	6%	9,866	6%	45,963	7%	28,079	7%
Total revenue	$223,944	100%	$157,115	100%	$623,019	100%	$430,879	100%

Elastic N.V.
RECONCILIATION OF GAAP TO NON-GAAP DATA
CALCULATED BILLINGS
(amounts in thousands)
(Unaudited)

	Three Months Ended January 31,		Nine Months Ended January 31,
	2022	2021	2022	2021
Total revenue	$223,944	$157,115	$623,019	$430,879
Add: Increase in deferred revenue	11,768	18,877	8,306	53,309
Less: Increase in unbilled accounts receivable	(2,711)	(2,790)	(2,102)	(3,214)
Calculated billings	$233,001	$173,202	$629,223	$480,974

Elastic N.V.
RECONCILIATION OF GAAP TO NON-GAAP DATA
ADJUSTED FREE CASH FLOW
(amounts in thousands, except percentages)
(Unaudited)

	Three Months Ended January 31,		Nine Months Ended January 31,
	2022	2021	2022	2021
Net cash provided by operating activities	$5,054	$19,401	$8,722	$24,110
Less: Purchases of property and equipment	(236)	(1,076)	(987)	(2,732)
Less: Capitalization of internal-use software	(1,514)	—	(4,227)	—
Add: Interest paid on long-term debt	12,452	—	12,452	$—
Adjusted free cash flow	$15,756	$18,325	$15,960	$21,378
Net cash used in investing activities	$(13,500)	$(1,076)	$(125,068)	$(1,412)
Net cash provided by financing activities	$6,660	$22,234	$593,257	$67,554
Net cash provided by operating activities (as a percentage of total revenue)	2%	13%	1%	6%
Less: Purchases of property and equipment (as a percentage of total revenue)	—%	(1)%	—%	(1)%
Less: Capitalization of internal-use software (as a percentage of total revenue)	(1)%	—%	—%	—%
Add: Interest paid on long-term debt (as a percentage of total revenue)	6%	—%	2%	—%
Adjusted free cash flow margin	7%	12%	3%	5%

Elastic N.V.
RECONCILIATION OF GAAP TO NON-GAAP DATA
(amounts in thousands, except percentages, share and per share amounts)
(Unaudited)

	Three Months Ended January 31,		Nine Months Ended January 31,
	2022	2021	2022	2021
Gross Profit Reconciliation:
GAAP gross profit	$162,660	$115,147	$458,189	$315,632
Stock-based compensation expense	3,790	3,198	10,855	8,352
Employer payroll taxes on employee stock transactions	260	589	1,065	911
Amortization of acquired intangibles	3,046	2,110	7,556	6,328
Non-GAAP gross profit	$169,756	$121,044	$477,665	$331,223
Gross Margin Reconciliation(1):
GAAP gross margin	72.6%	73.3%	73.5%	73.3%
Stock-based compensation expense	1.7%	2.0%	1.7%	1.9%
Employer payroll taxes on employee stock transactions	0.1%	0.4%	0.2%	0.2%
Amortization of acquired intangibles	1.4%	1.3%	1.2%	1.5%
Non-GAAP gross margin	75.8%	77.0%	76.7%	76.9%
Operating Loss Reconciliation:
GAAP operating loss	$(45,849)	$(34,461)	$(114,058)	$(92,401)
Stock-based compensation expense	37,393	25,227	97,553	65,305
Employer payroll taxes on employee stock transactions	1,643	5,685	8,634	10,436
Amortization of acquired intangibles	4,277	3,538	11,644	10,630
Acquisition-related expenses	2,731	—	4,999	—
Non-GAAP operating income (loss)	$195	$(11)	$8,772	$(6,030)
Operating Margin Reconciliation(1):
GAAP operating margin	(20.5)%	(21.9)%	(18.3)%	(21.4)%
Stock-based compensation expense	16.7%	16.1%	15.7%	15.2%
Employer payroll taxes on employee stock transactions	0.7%	3.6%	1.4%	2.4%
Amortization of acquired intangibles	1.9%	2.3%	1.9%	2.5%
Acquisition-related expenses	1.2%	0.0%	0.8%	0.0%
Non-GAAP operating margin	0.1%	0.0%	1.4%	(1.4)%
Net Loss Reconciliation:
GAAP net loss	$(56,726)	$(37,974)	$(138,238)	$(86,133)
Stock-based compensation expense	37,393	25,227	97,553	65,305
Employer payroll taxes on employee stock transactions	1,643	5,685	8,634	10,436
Amortization of acquired intangibles	4,277	3,538	11,644	10,630
Acquisition-related expenses	2,731	—	4,999	—
Income tax(2)	(148)	(427)	(679)	(577)
Non-GAAP net loss	$(10,830)	$(3,951)	$(16,087)	$(339)
Non-GAAP net loss per share attributable to ordinary shareholders, basic and diluted	$(0.12)	$(0.04)	$(0.17)	$—
Weighted-average shares used to compute net loss per share attributable to ordinary shareholders, basic and diluted	93,015,185	88,341,038	92,140,919	86,296,028
(1) Totals may not sum, due to rounding. Gross margin, operating margin, and earnings per share are calculated based upon the respective underlying, non-rounded data.

(2) Non-GAAP financial information for the quarter is adjusted for a tax rate equal to our annual estimated tax rate on non-GAAP income. This rate is based on our estimated annual GAAP income tax rate forecast, adjusted to account for items excluded from GAAP income in calculating the non-GAAP financial measures presented above as well as significant tax adjustments. Our estimated tax rate on non-GAAP income is determined annually and may be adjusted during the year to take into account events or trends that we believe materially impact the estimated annual rate including, but not limited to, significant changes resulting from tax legislation, material changes in the geographic mix of revenue and expenses and other significant events. Due to the differences in the tax treatment of items excluded from non-GAAP earnings, as well as the methodology applied to our estimated annual tax rates as described above, our estimated tax rate on non-GAAP income may differ from our GAAP tax rate and from our actual tax liabilities.

Elastic N.V.
RECONCILIATION OF GAAP TO NON-GAAP DATA
(amounts in thousands)
(Unaudited)

	Three Months Ended January 31,		Nine Months Ended January 31,
	2022	2021	2022	2021
Cost of revenue reconciliation:
GAAP cost of license - self-managed	$501	$346	$1,242	$1,039
Amortization of acquired intangibles	(501)	(346)	(1,242)	(1,039)
Non-GAAP cost of license - self -managed	$—	$—	$—	$—
GAAP cost of subscription - self-managed and SaaS	$47,076	$31,426	$126,097	$86,464
Stock-based compensation expense	(2,064)	(1,839)	(6,262)	(5,065)
Employer payroll taxes on employee stock transactions	(147)	(267)	(474)	(487)
Amortization of acquired intangibles	(2,545)	(1,764)	(6,314)	(5,289)
Non-GAAP cost of subscription - self-managed and SaaS	$42,320	$27,556	$113,047	$75,623
GAAP cost of professional services	$13,707	$10,196	$37,491	$27,744
Stock-based compensation expense	(1,726)	(1,359)	(4,593)	(3,287)
Employer payroll taxes on employee stock transactions	(113)	(322)	(591)	(424)
Non-GAAP cost of professional services	$11,868	$8,515	$32,307	$24,033
Operating expenses reconciliation:
GAAP research and development expense	$71,749	$51,400	$194,894	$143,766
Stock-based compensation expense	(16,029)	(9,516)	(41,784)	(24,309)
Employer payroll taxes on employee stock transactions	(663)	(1,243)	(2,916)	(2,702)
Acquisition-related expenses	(2,713)	—	(3,695)	—
Non-GAAP research and development expense	$52,344	$40,641	$146,499	$116,755
GAAP sales and marketing expense	$105,069	$71,087	$288,055	$191,712
Stock-based compensation expense	(12,545)	(8,372)	(30,798)	(22,519)
Employer payroll taxes on employee stock transactions	(512)	(1,723)	(3,874)	(3,494)
Amortization of acquired intangibles	(1,231)	(1,428)	(4,088)	(4,302)
Non-GAAP sales and marketing expenses	$90,781	$59,564	$249,295	$161,397
GAAP general and administrative expense	$31,691	$27,121	$89,298	$72,555
Stock-based compensation expense	(5,029)	(4,141)	(14,116)	(10,125)
Employer payroll taxes on employee stock transactions	(208)	(2,130)	(779)	(3,329)
Acquisition-related expenses	(18)	—	(1,304)	—
Non-GAAP general and administrative expense	$26,436	$20,850	$73,099	$59,101

About Non-GAAP Financial Measures

In addition to our results determined in accordance with U.S. GAAP, we believe the non-GAAP measures listed below are useful in evaluating our operating performance. We use these non-GAAP financial measures to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with U.S. GAAP. In particular, free cash flow is not a substitute for cash used in operating activities. Additionally, the utility of free cash flow as a measure of our liquidity is further limited as it does not represent the total increase or decrease in our cash balance for a given period. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. A reconciliation of our historical non-GAAP financial measures to their most directly comparable financial measure stated in accordance with U.S. GAAP has been provided in the financial statement tables included in this press release. Investors are cautioned that there are a number of limitations associated with the use of non-GAAP financial measures and key metrics as analytical tools. Investors are encouraged to review these reconciliations, and not to rely on any single financial measure to evaluate our business.

Non-GAAP Gross Profit and Non-GAAP Gross Margin
We define non-GAAP gross profit and non-GAAP gross margin as GAAP gross profit and GAAP gross margin, respectively, excluding stock-based compensation expense, employer payroll taxes on employee stock transactions, and amortization of acquired intangible assets. We believe non-GAAP gross profit and non-GAAP gross margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Operating Income (Loss) and Non-GAAP Operating Margin
We define non-GAAP operating income (loss) and non-GAAP operating margin as GAAP operating loss and GAAP operating margin, respectively, excluding stock-based compensation expense, employer payroll taxes on employee stock transactions, amortization of acquired intangible assets, and acquisition-related expenses. We believe non-GAAP operating income (loss) and non-GAAP operating margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Net Earnings (Loss) Per Share
We define non-GAAP net earnings (loss) per share as GAAP net loss per share, excluding stock-based compensation expense, employer payroll taxes on employee stock transactions, amortization of acquired intangible assets, acquisition-related expenses and the tax effects related to the foregoing. We believe non-GAAP net earnings (loss) per share provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this metric generally eliminates the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Adjusted Free Cash Flow and Adjusted Free Cash Flow Margin
Adjusted free cash flow is a non-GAAP financial measure that we define as net cash provided by (used in) operating activities adjusted for cash paid for interest less cash used for investing activities for purchases of property and equipment, and capitalized internal-use software costs. Adjusted free cash flow margin is calculated as adjusted free cash flow divided by total revenue. Adjusted free cash flow does not represent residual cash flow available for discretionary expenditures since, among other things, we have mandatory debt service requirements.

Calculated Billings
We define calculated billings as total revenue plus the increase (decrease) in total deferred revenue as presented on or derived from our consolidated statements of cash flows less the (increase) decrease in total unbilled accounts receivable in a given period. Calculated billings exclude deferred revenue and unbilled accounts receivable acquired through acquisitions in the period of acquisition. We typically invoice our customers annually in advance, and to a lesser extent multi-year in advance, quarterly in advance, monthly in advance, monthly in arrears or upon delivery. Our management uses calculated billings to understand and evaluate our near-term cash flows and operating results.

Constant Currency
We compare the percent change in certain results from one period to another period using constant currency information to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. In presenting this information, current and comparative prior period results are converted into United States dollars at the exchange rates in effect on the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.